UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2017

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(844) 866-4337

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On June 21, 2017, Donnelley Financial Solutions, Inc. (the “Company”) announced the closing of an underwritten public offering of 7,064,689 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in connection with (i) the offering by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (together, the “Selling Stockholders”) of 6,143,208 shares of Common Stock (the “Underwritten Shares”) and (ii) the offering by the Company of 921,481 shares of Common Stock (the “Option Shares”, and together with the “Underwritten Shares”, the “Shares”) pursuant to the underwriters’ exercise in full of their option to purchase additional shares of Common Stock. The sale of the Underwritten Shares was completed at a public offering price of $21.25 per share and the sale of the Option Shares was completed at the public offering price of the Underwritten Shares, less underwriting discounts and commissions.

Immediately prior to the consummation of the offering, R.R. Donnelley & Sons Company (“RRD”) completed a debt-for-equity exchange, pursuant to which RRD exchanged the 6,143,208 shares of Common Stock to be sold by the Selling Stockholders in the offering with the Selling Stockholders (who were also the underwriters in the offering) for certain debt obligations of RRD held by the Selling Stockholders. RRD retained 99,594 shares of Common Stock upon the consummation of the debt-for-equity exchange.

The offering of the Shares was registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-216933), which the Securities and Exchange Commission declared effective on June 13, 2017. The Company did not receive any of the proceeds from the sale by the Selling Stockholders of the Underwritten Shares and received approximately $18.8 million in net proceeds from its sale of the Option Shares, after deducting estimated underwriting discounts and commissions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: June 21, 2017	By:	/s/ Jennifer B. Reiners
	Name:	Jennifer B. Reiners
	Title:	Executive Vice President; General Counsel